                                                                    EXHIBIT 10.1


                              FOURTH SUPPLEMENT TO
                              AMENDED AND RESTATED
                    AMENDMENT NO. 4 TO AND WAIVER NO. 1 UNDER
                      AMENDED AND RESTATED CREDIT AGREEMENT

         FOURTH SUPPLEMENT dated as of August 10, 2001 (this "SUPPLEMENT" or the "FOURTH SUPPLEMENT") to Amended and Restated Amendment No. 4 to and Waiver No. 1 (the "BASIC WAIVER") dated as of March 21, 2001, as supplemented by the First Supplement thereto (the "FIRST SUPPLEMENT") dated as of April 20, 2001, the Second Supplement thereto (the "SECOND SUPPLEMENT") dated as of May 15, 2001 and the Third Supplement thereto (the "THIRD Supplement") dated as of July 12, 2001 (taken together, the "EXISTING WAIVER") under the Amended and Restated Credit Agreement dated as of December 11, 1998 (as heretofore amended or modified, the "CREDIT AGREEMENT") among POLAROID CORPORATION (the "COMPANY"), the LENDERS party thereto (the "LENDERS"), FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.), as Co-Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and Collateral Agent.

                              W I T N E S S E T H :

         WHEREAS, the Company and the Lenders entered into the Existing Waiver, pursuant to which the Lenders granted certain interim waivers to the Company on terms and conditions set forth therein;

         WHEREAS, the Company has requested that the Lenders increase the Waiver Availability Limit by $10,000,000 and extend the duration of the interim waivers, as well as agree to certain other changes to the Credit Agreement; and

         WHEREAS, the Company, in consideration for the Lenders making an additional $10,000,000 of Loans available to it, which they are currently not obligated to do, proposes to enter into the Principal Property Mortgages (as defined below), which shall equally and ratably secure the Secured Parties, the holders of the Notes and the lenders under the UK Credit Agreement; and

         WHEREAS, except as otherwise expressly modified hereby, the terms of the Existing Waiver (including those of the First Supplement, the Second Supplement and the Third Supplement) are and will remain in full force and effect, and the Company expressly acknowledges and confirms the continued applicability of Section 3(c) of the Basic Waiver (after giving effect to the modifications contained herein);

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement and is not defined in the Existing Waiver shall have the meaning assigned to such term in the Credit Agreement. Unless otherwise specifically defined herein, each term used herein which is defined in the Existing Waiver shall have the meaning assigned to such term in the Existing Waiver. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Supplement becomes effective, refer to the Credit Agreement as modified hereby for the period the Existing Waiver remains in effect. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference to "this Waiver" and each other similar reference in the Existing Waiver shall, after this Supplement becomes effective, refer to the Existing Waiver as modified hereby for the period the Existing Waiver remains in effect.

         (b) As used herein and in the Credit Agreement, the following additional terms have the following meanings:

         "COMPANY INFORMATION" means the June 29 Meeting Materials and the presentation made by the Company during the conference call with the Lenders on August 7, 2001.

         "PRINCIPAL PROPERTIES" means (a) the real property located at 100 Duchaine Blvd., New Bedford, Massachusetts, referred to as "the New Bedford Campus" and also identified as NB-1, NB-2, NB-3, NB-4, NB Wastewater and NB-6 (including any portion sub-captioned as NB-6 (11X) and previously designated by the Company as not a Principal Property), but not including the real property located at John Vertrente Blvd., New Bedford, Massachusetts, previously mortgaged as one of the Owned Properties, and (b) the real property located at 1265 Main Street, Waltham, Massachusetts, referred to as the "Waltham Main Street Campus".

         "PRINCIPAL PROPERTY MORTGAGES" means, collectively, Mortgages, Assignments of Leases and Rents, Security Agreements and Fixture Filings to be dated on or about August 10, 2001, pursuant to which the Company will mortgage the Principal Properties, the lien of such Principal Property Mortgages to be for the equal and ratable benefit of the Secured Parties, the holders of the Notes and the lenders under the UK Credit Agreement and such Principal Property Mortgages each otherwise to be in form and substance satisfactory to the Administrative Agent.

         "UK WAIVER" means, collectively, the Amendment and Waiver Agreements dated March 26, 2001, May 15, 2001, July 12, 2001 and August 10, 2001, relating to the UK Credit Agreement.

         SECTION 2. EXTENSION AND OTHER CHANGES TO TERMS OF THE EXISTING WAIVER. The terms of the Existing Waiver are amended as follows.

         (a) The definition of "Waiver Availability Limit" set forth in the First Supplement and amended in the Second Supplement and the Third Supplement is further amended to read as follows:

                  "WAIVER AVAILABILITY LIMIT" means (a) initially, $350,000,000;
         (b) on and after the closing of the Sale, $316,000,000; and (c) on and after August 14, 2001, $326,000,000; PROVIDED that (i) on each date on which the Company makes a payment of rent pursuant to the Reservoir Site Lease in accordance with Schedule 1 attached to the Third Supplement, each of the amounts specified in clauses (b) and (c) shall automatically be increased by the amount of such payment (rounded downwards to the nearest multiple of $100,000), PROVIDED that the aggregate amount of increase pursuant to this clause (i) shall not exceed $7,000,000, and (ii) on each date on which the Company receives
         (x) payment of any contingent purchase price payment from the Buyer as contemplated by the Purchase and Sale Agreement, (y) a return of any portion of its security deposit under the Reservoir Site Lease (including by way of refund of any funds securing a letter of credit issued for its account for such purpose or payment of a deferred portion of the purchase price held in lieu of a cash security deposit) or (z) a return of any portion of the funds securing the Company's obligations under the letter of credit referred to in the DPW Memorandum, each of the amounts specified in clauses (b) and (c) shall automatically be decreased by the amount of such payment or return (rounded upwards to the nearest multiple of $100,000).

         The Lenders acknowledge and agree that a number of the payments of rent under the Reservoir Site Lease referred to above have already been made, and that such payments, as well as any future payments, are to be taken into account in determining as of any day the actual amount in effect under clauses (b) and
(c) above.

         The Company acknowledges and agrees that references in this definition to periods after the Waiver Expiry Time are solely for purposes of memorializing the Company's agreement with the Lenders on the subject of availability and paydown of Loans under the Credit Agreement in such periods, and, as set forth in Section 3(c) of the Basic Waiver, the Lenders are under no obligation to extend, and in their sole and absolute discretion may refuse to extend, the Waiver beyond the Waiver Expiry Time.

         The Company further acknowledges and agrees that the willingness of the Required Lenders to grant the amendments to the Waiver made hereby, and, INTER ALIA, increase the Waiver Availability Limit by $10,000,000 in excess of the principal amounts of Loans that the Company would otherwise be entitled to request, is expressly in exchange for the granting of Liens on additional property pursuant to the Principal Property Mortgages.

         Any references elsewhere in the Existing Waiver that refer to further reductions in amount levels in this definition shall mean reductions from the amount levels as amended by this subsection (a).

         (b) The definition of "Cash Forecast" set forth in the Second Supplement, which was amended by the Third Supplement, is further amended to read as follows:

                  "CASH FORECAST" means the "Domestic Receipts and Disbursements Forecast" attached to the Company's letter to the Administrative Agent dated August 10, 2001 and covering the period from the week ending August 10, 2001 through the week ending November 16, 2001, and showing forecast cash receipts and disbursements of the Company and its Domestic Subsidiaries (other than in respect of the principal amount of any Loans, but including proceeds of asset dispositions) weekly, the net difference (whether positive or negative, referred to herein as "cash flow") and forecast cumulative net cash flow from the beginning of such period through each succeeding week.

         (c) In clause (a) of Section 3 of the Basic Waiver, as amended in the Third Supplement, each of the references to "the June 29 Meeting Materials" is replaced with a reference to "the Company Information" and the reference to "Section 10 of the Third Supplement" is replaced with a reference to "Section 8 of the Fourth Supplement". In addition, the following new sentence is added at the end of clause (a) of Section 3:

                  The Lenders party hereto also waive (including for purposes of clause (c) of Section 3.03 of the Credit Agreement) any Default arising as a result of (x) the representation and warranty contained in Section 4(b) of the Security Agreement being incorrect on account of one or more Foreign Subsidiaries and one or more Domestic Subsidiaries (none of which are Material Domestic Subsidiaries) not being listed on
         Schedule 1 to the Security Agreement or (y) the Company having failed to deliver the certificates representing the ownership interest in one or more Foreign Subsidiaries or one or more Domestic Subsidiaries (none of which are Material Domestic Subsidiaries).

         (d) Clause (b) of Section 3 of the Basic Waiver, as amended in the Third Supplement, is amended to read as follows:

                  (b) The foregoing waivers shall be effective solely for the period (the "WAIVER PERIOD") beginning on February 16, 2001 and ending at 5:00 P.M. (Eastern time) on November 15, 2001 or such earlier time as is determined pursuant to Section 8 of this Waiver (the "WAIVER EXPIRY TIME").

         (e) The first paragraph of Section 4 of the Basic Waiver is amended to read as follows:

                  The Company agrees that during the period from the date hereof until 5:30 P.M. (Eastern time) on November 15, 2001 it will not give any Notice of Borrowing, and the Lenders shall have no obligation to fund any Borrowing of Loans, unless such Borrowing is in accordance with the provisions of this Section 4 (and otherwise in compliance with this Waiver and the Credit Agreement as modified hereby).

         (f) The reference to "$5 million" in the fourth line of Section 6(a) of the Second Supplement, having previously been amended to "$7.5 million" in the Third Supplement, is further amended to read "$10.0 million".

         (g) The body of Section 6 of the Third Supplement is replaced with the following:

                  The Company agrees to prepare and deliver to the Administrative Agent (with copies for each of the Lenders), promptly and in any event no later than August 24, 2001, a revised operating plan for the Fiscal Year 2001, which (x) shall be of comparable scope and level of detail as the "Operating Plan" referred to in the Second Supplement and (y) include projections and financial and other information that are not materially more negative, taken as a whole, than the projections and financial and other information contained in the Company Information.

         SECTION 3. PRINCIPAL PROPERTY MORTGAGES. The Company shall deliver to the Collateral Agent no later than August 10, 2001 executed Principal Property Mortgages, together with appropriate UCC forms for related fixture filings. The Company agrees that it shall pay or provide for the payment of all costs and expenses in connection with the granting, perfecting, recording and maintenance of the Liens created by the Principal Property Mortgages, including the preparation, execution, delivery, recordation or filing of the Principal Property Mortgages or any related other documents that the Administrative Agent may reasonably request in connection therewith. The Company also agrees that (a) it shall as promptly as practical deliver to the Administrative Agent (after the filing of the Principal Property Mortgages) such surveys, title commitments (but not title insurance) and other documents as the Administrative Agent may reasonably request relating to the creation and perfection and due recordation of, and corporate authority for and validity of, the Principal Property Mortgages, the name of the legal owner of the Principal Properties and the accuracy of the legal description thereof, and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Administrative Agent, and (b) promptly after the Principal Property Mortgages (and related UCC forms) have been recorded or filed, it shall deliver to the Collateral Agent evidence of such recordations and filings.

         The Lenders party hereto acknowledge that the Principal Properties include the parcel in New Bedford, Massachusetts identified as "NB-6(11X)," which pursuant to Section 6(b) of the First Supplement was to have been mortgaged in favor of the Secured Parties after the Company subdivided the larger parcel of which it is a part, and hereby waive the requirements of
Section 6(b) of the First Supplement.

         SECTION 4. CAPITAL EXPENDITURE COVENANT. Consolidated Capital Expenditures will not, for each period beginning on January 1, 2001 and ending on the last day of a fiscal month specified below, exceed the amount specified for such fiscal month below:

                 FISCAL MONTH                    AMOUNT
                 August, 2001                    $53,200,000
                 September, 2001                 $61,200,000
                 October, 2001                   $68,800,000

         SECTION 5. OTHER CHANGES TO THE TERMS OF THE CREDIT AGREEMENT. (a)
Section 5.12 of the Credit Agreement is amended as follows:

                  (i) A new clause (l) is inserted following existing clause (k) and before existing clause (l), to read as follows: "(l) Liens (A) created by the Principal Property Mortgages and (B) Liens in favor of the holders of the Notes (or the Trustee on their behalf) on any Equipment (as defined in the Security Agreement) located at any Principal Property; PROVIDED that any Liens pursuant to this clause (B) must be junior in priority to the Liens securing the Secured Obligations and otherwise subject to terms and conditions satisfactory to the Administrative Agent;"

                  (ii) Existing clause (l) is renumbered as clause (m).

                  (iii) The two occurrences of "clause (b), (d) or (e) above" in the third and fifth lines of the final paragraph of Section 5.12 are amended to read "clause (b), (d), (e) or (l) above".

         (b) The Company or any other Lien Grantor may from time to time sell, transfer or otherwise dispose of any real estate assets that constitute "Additional Collateral" as defined in the Security Agreement (which, for these purposes, does not include the Principal Properties), without any requirement to comply with Section 5.15 or 2.17 of the Credit Agreement, provided that the gross cash proceeds of any such disposition must be at least equal to the fair market value of the assets being disposed of. Concurrently with making any such disposition, the Company shall deliver to the Administrative Agent a certificate of its chief financial officer or treasurer describing in reasonable detail the terms of such disposition and the assets being disposed of and stating the fair market value of such assets and the Net Cash Proceeds of such disposition. The Security Interests in such assets under the Collateral Documents shall terminate automatically upon any such disposition, and the Collateral Agent is authorized and directed to execute such releases and similar instruments as such Lien Grantor or the Company may reasonably request to evidence the release of such assets from the lien of the Collateral Documents. Concurrently with the consummation of any such disposition, the amount levels in the definition of Waiver Availability Limit shall automatically be decreased by 100% of the related Net Cash Proceeds (rounded upwards to the nearest multiple of $100,000). The Net Cash Proceeds of any such disposition shall be concurrently applied to make any prepayment of Loans required by Section 4(d) of the Waiver or Section 3(b) of the First Supplement (as such requirements apply after giving effect to the receipt of such Net Cash Proceeds).

         SECTION 6. FINANCING DOCUMENT. The Company agrees that this Supplement shall be considered a "Financing Document" for all purposes of the Credit Agreement, including without limitation clause (e) of Section 6.01 thereof.

         SECTION 7. RELEASE OF BANK LIABILITY. The Company, for itself and on behalf of its affiliated entities, successors, assigns and legal representatives (the "COMPANY PARTIES"), jointly and severally releases, acquits and forever discharges the Administrative Agent, the Collateral Agent, the Co-Agent and each Lender (collectively, the "BANK PARTIES"), and their respective subsidiaries, parents, affiliates, officers, directors, employees, agents, attorneys, successors and assigns, both present and former (collectively, the "BANKS' AFFILIATES") from any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in contract, tort, law or equity which the Company or any other Company Party has or may have against any of the Bank Parties and/or the Banks' Affiliates by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date hereof, including but not limited to any claim or defense that relates to, in whole or in part, directly or indirectly, (i) the making or administration of the Loans, including without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called "lender liability theories", (ii) any covenants, agreements, duties or obligations set forth in the Financing Documents, (iii) any actions or omissions of any of the Bank Parties and/or the Banks' Affiliates in connection with the initiation or continuing exercise of any right or remedy contained in the Financing Documents or at law or in equity, (iv) lost profits, (v) loss of business opportunity, (vi) increased financing costs, (vii) increased legal or other administrative fees, or (viii) damages to business reputation.

         SECTION 8. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants that (i) the representations and warranties of the Company set forth in
Article 4 of the Credit Agreement will be true on and as of the Fourth Supplement Effective Date and (ii) no Default will have occurred and be continuing on such date, except in any case as expressly contemplated to be waived by this Supplement and the Existing Waiver. Without limiting the generality of the foregoing, the Company further represents and warrants that all information (other than projections) heretofore furnished by the Company to the Administrative Agent or any Lender for purposes of or in connection with this Supplement does not, and all such information hereafter furnished by the Company to the Administrative Agent or any Lender will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were or will be made, not misleading, and all projections included in any such information will be based upon good faith estimates and assumptions believed by the Company's senior management to be reasonable at the time delivered, and at the time delivered represent senior management's reasonable best estimate of the future performance of the operations of the Company and its Subsidiaries.

         SECTION 9. CONSENT BY GUARANTORS. By its signature below, each Guarantor (as defined in the Subsidiary Guaranty Agreement) hereby consents to this Supplement, and acknowledges that this Supplement shall not alter, release, discharge or otherwise affect any of its obligations under the Credit Agreement or any Financing Document, and hereby ratifies and confirms all of the Financing Documents to which it is a party.

         SECTION 10. GOVERNING LAW. This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 11. COUNTERPARTS. This Supplement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 12. EFFECTIVENESS. (a) This Supplement shall become effective as of the date hereof on the date (the "FOURTH SUPPLEMENT EFFECTIVE DATE") when the Administrative Agent shall have received:

                  (i) from each of the Company, each Guarantor and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

                  (ii) confirmation that the Company has paid the invoice of the Collateral Agent delivered on August 9, 2001 and all statements of Davis Polk & Wardwell, special counsel for the Administrative Agent, and Policano and Manzo, financial advisors, that have been rendered to the Company at least one Domestic Business Day prior to the Fourth

         Supplement Effective Date in respect of this Supplement or other Credit Agreement matters; and

                  (iii) evidence satisfactory to it that the lenders under the UK Credit Agreement shall have waived any defaults thereunder until a date no earlier than November 15, 2001, pursuant to a waiver containing terms that, taken as a whole, are neither more favorable to those lenders nor more restrictive or burdensome to the Company than amendments or waivers previously or concurrently made to the Credit Agreement.

         (b) No later than the first Domestic Business Day after the Fourth Supplement Effective Date, the Company shall pay the Administrative Agent, in immediately available funds, a waiver fee in an amount equal to $100,000, to be allocated among each Lender that has evidenced its agreement hereto as provided in Section 12(a) by 5:00 P.M. (Eastern time) on the later of (x) August 9, 2001 and (y) the date the Administrative Agent issues a notice to the Lenders saying this Supplement has become effective, in proportion to its Commitment (as of the opening of business on the date hereof).

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed as of the date first above written.


                                    POLAROID CORPORATION


                                    By: /s/ William L. Flaherty
                                        ----------------------------------
                                        Title: Executive Vice President
                                               and Chief Financial Officer


                                    INNER CITY, INC.


                                    By: /s/ William L. Flaherty
                                        --------------------------------
                                        Title: Executive Vice President
                                               and Chief Financial Officer
                                               and Director


                                    POLAROID ASIA PACIFIC LIMITED


                                    By: /s/ William L. Flaherty
                                        --------------------------------
                                        Title: Executive Vice President
                                               and Chief Financial Officer
                                               and Director


                                    POLAROID LATIN AMERICA


                                    By: /s/ William L. Flaherty
                                        --------------------------------
                                        Title: Executive Vice President
                                               and Chief Financial Officer
                                               and Director


                                    POLAROID DIGITAL SOLUTIONS, INC.


                                    By: /s/ William L. Flaherty
                                        --------------------------------
                                        Title: Executive Vice President
                                               and Chief Financial Officer
                                               and Director

                                    POLAROID EYEWEAR, INC.


                                    By: /s/ William L. Flaherty
                                        --------------------------------
                                        Title: Executive Vice President
                                               and Chief Financial Officer
                                               and Director


                                    POLAROID ID SYSTEMS, INC.


                                    By: /s/ William L. Flaherty
                                        --------------------------------
                                        Title: Executive Vice President
                                               and Chief Financial Officer
                                               and Director


                                    POLAROID MALAYSIA LIMITED


                                    By: /s/ William L. Flaherty
                                        --------------------------------
                                        Title: Executive Vice President
                                               and Chief Financial Officer
                                               and Director


                                    PRD CAPITAL INC.


                                    By: /s/ William L. Flaherty
                                        --------------------------------
                                        Title: Executive Vice President
                                               and Chief Financial Officer
                                               and Director


                                    MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK, as
                                       Administrative Agent


                                    By: /s/ Kimberly L. Turner
                                        ---------------------------
                                        Title: Vice President

                                    MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK


                                    By: /s/ Kimberly L. Turner
                                        ---------------------------
                                        Title: Vice President


                                    ABN AMRO BANK N.V.


                                    By: /s/ William J. Teresky, Jr.
                                        ---------------------------
                                        Title: Group Vice President


                                    By: /s/ Perker Douglas
                                        ---------------------------
                                        Title: Group Vice President


                                    TRANSAMERICA BUSINESS CREDIT
                                       CORPORATION


                                    By: /s/ Robert Capasso
                                        ----------------------------
                                        Title: Senior Vice President


                                    DEUTSCHE BANK AG, NEW YORK
                                       AND/OR CAYMAN ISLANDS
                                       BRANCHES


                                    By: /s/
                                        ---------------------------
                                        Title:


                                    By: /s/
                                        ---------------------------
                                        Title:


                                    BANK ONE, NA


                                    By: /s/ Phillip D. Martin
                                        ----------------------------
                                        Title: Senior Vice President

                                    SENIOR DEBT PORTFOLIO


                                    By: Boston Management and Research,
                                        as investment advisor


                                    By: /s/
                                        ---------------------------
                                        Title:


                                    SUMITOMO-MITSUI BANKING
                                       CORPORATION


                                    By: /s/ Leo A. Pagarigan
                                        ---------------------------
                                        Title: Vice President


                                    FLEET NATIONAL BANK


                                    By: /s/ Robert J. Riley
                                        ----------------------------
                                        Title: Senior Vice President


                                    MELLON BANK, N.A.


                                    By: /s/ Gary A. Best
                                        ---------------------------
                                        Title: Vice President


                                    TEXTRON FINANCIAL CORPORATION


                                    By: /s/ Matthew J. Colgan
                                        ---------------------------
                                        Title: Director

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By: /s/
                                        ---------------------------
                                        Title:


                                    FOOTHILL INCOME TRUST, L.P.


                                    By: /s/ Jeff Nikora
                                        ---------------------------
                                        Title: Managing Member


                                    ERSTE BANK NEW YORK


                                    By: /s/ John S. Runnion
                                        ---------------------------
                                        Title: Managing Director


                                    By: /s/ Robert Suehnholz
                                        ---------------------------
                                        Title: First Vice President


                                    GENERAL ELECTRIC CAPITAL
                                       CORPORATION


                                    By: /s/
                                        ---------------------------
                                        Title:


                                    WINGATE CAPITAL, LTD.


                                    By: /s/
                                        ---------------------------
                                        Title:


                                    BARCLAYS BANK PLC


                                    By: /s/
                                        ---------------------------
                                        Title:

                                    CERBERUS PARTNERS, L.P.


                                    By: /s/ Kevin Genda
                                        ---------------------------
                                        Title: Managing Director


                                    LEHMAN COMMERCIAL PAPER INC.


                                    By: /s/
                                        ---------------------------
                                        Title:


                                    J.P. MORGAN SECURITIES INC., as agent
                                       for The Chase Manhattan Bank


                                    By: /s/ Eric S. Rosen
                                        ---------------------------
                                        Title: Authorized Signatory